UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 23, 2018 (May 23, 2018)
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania		17401-2991
(Address of principal executive offices)		(Zip Code)

(717) 845-7511
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-Laws.

As approved at the annual meeting of stockholders of DENTSPLY SIRONA Inc. (the “Company”) held on May 23, 2018, the Company adopted an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to eliminate the supermajority vote requirement for stockholders to amend the Company’s by-laws (the “Bylaws”). The amendment became effective on May 23, 2018 upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

The foregoing is a summary description of the amendment to the Certificate of Incorporation and is qualified in its entirety by reference to the full text of the amendment which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of DENTSPLY SIRONA Inc. was held on May 23, 2018. The following matters were voted upon at the Annual Meeting, with the results indicated:

1.	Twelve directors were elected to serve a one-year term and until their successors are duly elected and qualified.

	Director	For	Against	Abstain	Broker Non-Votes
1a.	Michael C. Alfano	183,736,490	6,398,980	1,572,825	11,002,368
1b.	David K. Beecken	186,053,553	3,972,057	1,682,685	11,002,368
1c.	Eric K. Brandt	184,544,171	5,572,843	1,591,281	11,002,368
1d.	Donald M. Casey Jr.	188,285,841	1,843,553	1,578,901	11,002,368
1e.	Michael J. Coleman	183,279,038	6,862,483	1,566,774	11,002,368
1f.	Willie A. Deese	186,674,598	3,355,233	1,678,464	11,002,368
1g.	Betsy D. Holden	187,873,116	2,106,488	1,728,691	11,002,368
1h.	Thomas Jetter	187,618,319	2,403,764	1,686,212	11,002,368
1i.	Arthur D. Kowaloff	183,741,187	6,245,245	1,721,863	11,002,368
1j.	Harry M. Jansen Kraemer Jr.	187,611,215	2,414,233	1,682,847	11,002,368
1k.	Francis J. Lunger	183,921,726	6,191,463	1,595,106	11,002,368
1l.	Leslie F. Varon	187,910,201	2,059,599	1,738,495	11,002,368

2.	The appointment of PricewaterhouseCoopers LLP as DENTSPLY SIRONA Inc.'s independent registered public accounting firm for its 2018 fiscal year was ratified.

For	Against	Abstain	Broker Non-Votes
193,526,436	7,622,215	1,562,012	0

3.	Non-binding advisory vote on the Company's executive compensation was approved.

For	Against	Abstain	Broker Non-Votes
175,845,498	14,065,677	1,797,120	11,002,368

4.	The DENTSPLY SIRONA Inc. Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
189,194,864	887,432	1,625,999	11,002,368

5.	Amendment to the DENTSPLY SIRONA Inc. Certificate of Incorporation to eliminate the supermajority requirement for stockholders to amend the Company’s bylaws was approved.

For	Against	Abstain	Broker Non-Votes
188,740,612	1,174,841	1,792,842	11,002,368

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

3.1 Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of DENTSPLY SIRONA Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

By:     /s/ Keith J. Ebling
Keith J. Ebling, Executive Vice President,
    General Counsel and Secretary

Date: May 23, 2018